OREO	12 Months Ended
Dec. 31, 2015
Real Estate [Abstract]
OREO
OREO

Other Real Estate Owned (OREO) at December 31, 2015 was $16.6 million, compared to $20.9 million at December 31, 2014, a decrease of $4.3 million. The real estate owned at December 31, 2015 consisted of 16 properties, the largest being a condominium development at $6.4 million. This property was sold in 2010 but does not qualify for a sales treatment under GAAP because of continuing involvement by the Company in the form of financing. During 2015, the Company disposed of $7.6 million of OREO, recognizing a loss of $1.1 million, compared to $11.9 million of OREO sold in 2014, recognizing a gain of $722,000. Also during 2015, the Company wrote down OREO property by $943,000, compared to $1.3 million of write-downs in 2014, based on a decline in appraised values. There was no valuation allowance related to OREO as of December 31, 2015, compared to a valuation allowance related to OREO of $1.5 million as of December 31, 2014. Operating expenses related to OREO, net of related income, for 2015 and 2014, were $1.5 million and $3.9 million, respectively.

An analysis of OREO activity for the years ended December 31, 2015 and 2014 is as follows:

	For the Year Ended December 31,
	2015	2014
	(Amounts in thousands)
Balance at beginning of period	$20,931	$28,910
Real estate acquired in settlement of loans	5,154	5,797
Allowance for OREO	—	(1,493)
Sales of real estate	(7,576)	(11,851)
Gain (loss) on sale of real estate	(1,076)	722
Write-down of real estate carrying values	(943)	(1,318)
Donated property	—	(22)
Reimbursement of funds	—	(251)
Capitalized improvements to real estate	139	437
Balance at end of period	$16,629	$20,931